EXHIBIT 4.1

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

FITLIFE BRANDS

NUMBER _________                                                         SHARES _________

AUTHORIZED COMMON STOCK
150,000,000 SHARES
PAR VALUE $0.001

                                                                    CUSIP NO. 33817P 10 8

THIS CERTIFIES THAT

Is The Record Holder Of

Shares of FitLife Brands, Inc. Common Stock
Transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.  This Certificate is not valid until countersigned by the Transfer Agent and accepted by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers.

Dated:

(SEAL)
Secretary		President / C.E.O.

Countersigned & Registered                                                      COLONIAL STOCK TRANSFER

By:
	Salt Lake City, Utah	AUTHORIZED SIGNATURE OF TRANSFER AGENT AND REGISTRAR

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common                        UNIF GIFT MIN ACT-_________ Custodian _________
TEN ENT   - as tenants by the entireties                                   (Cust)              (Minor)
JT TEN    - as joint tenants with right of                        under Uniform Gifts to Minors
            survivorship and not as                               Act ______________________
            tenants in common                                              (State)

For value received, ___________________ hereby sell, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

                                                                                                            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________ shares of the capital stock represented by the within certificate and do hereby irrevocably constitute and appoint ______________________________________ Attorney to transfer the said shares on the books of the Corporation, with full power of substitution in the premises.

Dated,

_________________________________________________________________________________________
NOTICE:  THE SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, SIGN ATURES MUST BE MEDALLION GUARANTEED BY AN ELIGIBLE FINANCIAL INSTITUTION C(COMMERCIAL BANK, TRUST COMPANY, OR A BROKER) PARTICIPATING IN A MEDALLION SIGNATURE GUARANTEE PROGRAM.  ALL EXISTING REGISTERED OWNERS MUST SIGN.